UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 21, 2023
(Date of earliest event reported)

BBCMS Mortgage Trust 2023-C21
(Central Index Key Number 0001985684)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key Number 0001840727)
(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-257737-09	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of September 19, 2023 (the “Original 8-K”). The purpose of this amendment is to file Exhibit 4.8.

Barclays Commercial Mortgage Securities LLC (the “Registrant”) entered into a pooling and servicing agreement, dated and effective as of October 1, 2023 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, which will cause the issuance of the BBCMS Mortgage Trust 2023-C21, Commercial Mortgage Pass-Through Certificates, Series 2023-C21 (the “Certificates”). The Certificates will consist of the classes (each, a “Class”) designated as (i) Class A-1, Class A-2, Class A-3, Class A-5, Class A-SB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class S and Class R Certificates (the “Private Certificates”).

The Certificates will represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2023-C21 (the “Issuing Entity”), a common law trust fund to be formed on October 5, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity will consist primarily of 25 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”).

The Mortgage Loan secured by the mortgaged property identified as “11 West 42nd Street” on Exhibit B to the Pooling and Servicing Agreement (the “11 West 42nd Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “11 West 42nd Street Whole Loan”) that also includes certain additional pari passu promissory notes which are not assets of the Issuing Entity. The 11 West 42nd Street Mortgage Loan will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to the pooling and servicing agreement associated with the BANK5 2023-5YR3 securitization trust.

On September 21, 2023, Banc of America Merrill Lynch Commercial Mortgage Inc. filed the Pooling Agreement, dated as of September 1, 2023, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (the “BANK5 2023-5YR3 PSA”). As the Registrant indicated in the Original 8-K that it would file the BANK 2023-5YR3 PSA upon its availability, the BANK5 2023-5YR3 PSA hereby amends the Original 8-K to add the BANK5 2023-5YR3 PSA, which is included in this filing as Exhibit 4.8. For a description of the servicing of the 11 West 42nd Street Whole Loan under the BANK5 2023-5YR3 PSA, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 4.8	Pooling and Servicing Agreement, dated and effective as of September 1, 2023, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 21, 2023	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer